PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED SEPTEMBER 16, 2010
TO THE PROSPECTUS DATED MARCH 1, 2010

The following information supplements the information found in the Prospectus for the Global X Funds.

The Global X FTSE Nordic 30 ETF Creation Unit size has been changed to 50,000 Shares. All references in the Fund's Prospectus to the Fund's Creation Unit size of 70,000 Shares are hereby replaced with 50,000 Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE